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                                                                    EXHIBIT 99.1

[Logo appears here]                             Encompass Services
                                                Corporation
                                                3 Greenway Plaza, Suite 2000
                                                Houston, Texas 77046
                                                Phone: 713-860-0100
                                                Fax: 713-960-8036
                                                encompass.com


News Release


ENCOMPASS ANNOUNCES DATE FOR ITS SPECIAL MEETING AND
COMMENCEMENT OF RIGHTS OFFERING


HOUSTON, September 17, 2002--Encompass Services Corporation (NYSE:ESR) announced today that its Board of Directors has set October 15, 2002 as the date for its previously announced special meeting of shareholders. Shareholders of record at the close of business on September 13, 2002 will be entitled to attend and vote, in person or by proxy, at the special meeting.

The Company has also commenced its previously announced rights offering, which will expire at 5:00 p.m., New York City time, on October 15, 2002.

The Company will send to shareholders of record a definitive proxy statement, as well as a prospectus, that will contain important information about the special meeting and the rights offering. Shareholders are urged to read both the definitive proxy statement and the prospectus. Investors and shareholders may obtain a free copy of the proxy statement and prospectus and other documents filed by the Company with the Securities and Exchange Commission at the SEC's web site at www.sec.gov. The proxy statement, prospectus and such other documents may also be obtained for free from the Company by directing a request to:

         Encompass Services Corporation
         3 Greenway Plaza, Suite 2000
         Houston, Texas 77046
         Attn: Investor Relations
         Telephone: 713-860-0100

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Company, its directors, executive officers and certain members of management and employees may be considered "participants in the solicitation" of proxies from the Company's shareholders in connection with the proposed transactions. Information regarding such persons and a description of their interests in the transaction are contained in the Company's Proxy Statement and Annual Report on Form 10-K filed with the SEC. Additional information


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regarding the interests of those persons may be obtained by reading the proxy statement and prospectus.

About Encompass Services Corporation

Encompass Services Corporation is one of the nation's largest providers of facilities systems and services. Encompass provides electrical technologies, mechanical services and cleaning systems to commercial, industrial and residential customers nationwide. Additional information and press releases about Encompass are available on the Company's web site at www.encompass.com.


Forward-Looking Statements

Certain statements in this press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company's current expectations and involve risks and uncertainties that could cause the Company's actual results to differ materially from those set forth in the statements. The Company can give no assurance that such expectations will prove to be correct. Factors that could cause the Company's results to differ materially from current expectations include: non-approval by the Company's shareholders of the issuance of $35 million of voting securities to affiliates of Apollo Management IV L.P.; the level of demand for its services by multi-site customers; the level of interest rates, which affects demand for the Company's services and its interest expense; the potential impact of any acquisition, disposition, merger, joint venture or any other significant financial transactions that could occur in the future; working capital requirements; general economic conditions; as well as other factors listed in the Company's Form 10-K for the year ended December 31, 2001, as amended, and its most recent Form 10-Q.

Contacts:
Todd A. Matherne                                             Bob Arnold
Vice President and Treasurer                                 Assistant Treasurer
713-860-0283                                                 713-860-0157

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